Amedisys Third Quarter 2021 Earnings Call Supplemental Slides November 3rd, 2021 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Our Key Areas of Focus

Strategic areas of focus and progress made during Q3'21

1 Organic Growth

- **Home Health***: Total same store admissions +1%, Total same store volume +1%
- **Hospice**: Admissions +1% (+5% sequentially), ADC -5%
- **Personal Care**: Billable hours / quarter -17%. Personal Care Network drove ~$500K in revenue to Home Health and Hospice via care coordination

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- YTD Overall Voluntary Turnover 18.3% vs. 18.9% YTD 2020
- Focus on Business Development hiring and turnover, particularly in Hospice
- +39 (523) Hospice BD FTE's since Q2'21
- +20 (844) Home Health BD FTE's since Q2'21

3 Clinical Initiatives

- Quality: Amedisys Oct'20 release STARS score of 4.33 (SHP: 4.5 STARS)
- 99% of care centers at 4+ Stars based on internal calculation
- 44 Amedisys care centers rated at 5 Stars in the Oct'20 Release
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 47.9% (vs. 46.7% in 3Q'20)
  - Current PTA Ratio: 53.3% (vs. 49.6% in 3Q'20)

5 M&A

- Closed the acquisition of Contessa Health adding tech-enabled, risk-bearing, higher-acuity services to our product offering
- Contessa signed JV agreement with Henry Ford Health System expanding Hospital at Home footprint to Detroit
- Closed the acquisition of a CON license for Home Health access in Westchester County, NY
- Closed on the acquisition of VNA (Home Health and Hospice)

6 Regulatory

2021 Reimbursement

- Final Home Health industry rule net +1.9% increase
  - No-Pay RAP effective 1/1/21
- Final Hospice industry rule net +2.4% increase (effective 10/1/20)

2022 Reimbursement

- Proposed Home Health industry rule net +1.7% increase
  - Expansion of HHVBP to all 50 states beginning 1/1/22
- Final Hospice industry rule net +2.0% increase (effective 10/1/21)

**Note: Home Health same store volume is defined as admissions plus recertifications*

3

Highlights and Summary Financial Results (Adjusted): 3Q 2021(1) Home Health total same store volume +1%, total same store admissions +1%; Hospice same store admissions +1%; Margin pressure driven by Hospice ADC decline & labor costs The financial results for the three-month periods ended September 30, 2020 and September 30, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Same Store volume – Includes admissions and recertifications. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments. Q3’20 free cash flow includes payroll tax deferrals. Medicare sequestration suspended 5/1/20. Growth Metrics: Total Admissions: 234 Number of JV’s: 8 Other Statistics: Patient Satisfaction: 92% High Acuity Care Adjusted Financial Results Growth Metrics: Billable hours/quarter: -17% Clients served: -14% Other Statistics: Revenue per hour: +4% Cost per hour: +6% Personal Care Same Store Volume (3): Admissions: +1% ADC: -5% Other Statistics: Revenue per Day: $161.74 (+4.0%) Cost per day: $87.10 (+8.9%) Hospice Home Health Same Store (2)(3) : Total Volume: +1% Total Admissions: +1% Other Statistics: Revenue per Episode(5): $2,969 (+2.9%) Total Cost per Visit: $102.83 (+6.2%) Amedisys Consolidated Revenue Growth: +2% EBITDA: $72M (-4%) EBITDA Margin: 13.1% (-80 bps) EPS: $1.53 (-32%) non-cash tax benefit from executive stock option exercise in prior year ($0.72 benefit) Amedisys Consolidated Amedisys Consolidated Balance Sheet & Cash Flow Net debt: $386.9M Net Leverage ratio: 1.2x Revolver availability: $519.9M CFFO: $61.8M Free cash flow (4): $59.1M DSO: 43.5 (vs. Q4’20 of 40.2 and up 0.8 days since Q2) $ in Millions, except EPS 3Q20 3Q21 % Change Sequential FY 2019 FY 2020 Home Health 326 338.6 3.9% #REF! 1,256.4000000000001 1,249.174 Hospice 199.7 197.5 -1.1% #REF! 623.20000000000005 750.14400000000001 Personal Care 18.399999999999999 15.9 -0.13586956521739121 #REF! 82 72.200999999999993 High Acuity Care 0 1.5 Total Revenue $544.1 $553.5 1.7% #REF! $1,961.6000000000001 $2,071.5189999999998 Gross Margin % 0.46 0.44600000000000001 #REF! 0.41399999999999998 0.44600000000000001 Adjusted EBITDA 75.7 72.400000000000006 -4.4% #REF! 225.3 273.5 0.13900000000000001 0.13080397470641375 #REF! 0.115 0.13200000000000001 Adjusted EPS $2.2400000000000002 $1.53 -0.31696428571428575 #REF! $4.4000000000000004 $6.11 Free cash flow (4) $79.2 $59.1 -0.25378787878787878 #REF! $192.8 $273.5

Our Revenue Sources: 3Q'21

Amedisys Consolidated Revenue



2.9%
0.2%
35.7%
61.2%
Home Health
Hospice
Personal Care
High Acuity Care

Home Health Revenue



19.1%
13.5%
67.4%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue



4.9%
95.1%
Medicare FFS
Private

- **Home Health**: 328 care centers; 34 states & D.C.
- **Hospice**: 177 care centers; 34 states
- **Personal Care**: 14 care centers; 3 states
- **High Acuity Care:** 8 Joint Ventures; 6 states; 24 referring hospitals
- **Total AMED: 527 care centers; 38 states and D.C.**

- **Medicare FFS**: Reimbursed over a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us over a 30-day period of care, majority of which range from 95% - 100% of Medicare rates
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit performed

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled **~97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

5

Home Health and Hospice Segment (Adjusted) – 3Q 2021(1) Revenue per Episode up 2.9% (+1.9% rate increase effective 1/1/2021) Y/Y CPV up $5.98 (+6.2%, primarily due to an increase in contractor utilization, new hire pay and raises) Visits per Episode decreased 0.6 Home Health Highlights Same store admit growth +1% Net revenue per day +4.0% (primarily due to +2.4% Hospice rate update effective 10/1/2020, favorable revenue adjustments and improvements in mix) Hospice Highlights The financial results for the three-month periods ended September 30, 2020 and September 30, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Pre-Corporate EBITDA does not include any corporate G&A expenses. Same store information represents the percent change in volume or admissions for the period as a percent of the volume or admissions of the prior period. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. Average Medicare revenue per completed episode reflects the transition to PDGM effective Jan. 1, 2020 and the suspension of sequestration effective May 1, 2020. Home Health total volume growth +1%; Hospice Admit Growth +1% HOME HEALTH $ in Millions 3Q20 3Q21 2020 Medicare 222.2 228.2 847.30399999999997 Non-Medicare 103.8 110.4 401.87099999999998 Home Health Revenue $326 $338.6 $1,249.175 Gross Margin % 0.45400000000000001 0.44500000000000001 0.435 Pre-Corporate EBITDA (2) $69.5 $68.400000000000006 $236.7 0.21319018404907975 0.20200826934435914 0.19 Operating Statistics Same Store Growth (3)(4) Total Volume 0.06 0.01 0.02 Total Admissions 0.05 0.01 0.01 Medicare Revenue per Episode (5) $2,886 $2,969 $2,836 Medicare Recert Rate 0.36299999999999999 0.35499999999999998 0.36899999999999999 Total Cost per visit $96.85 $102.83 $95.59

General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A is relatively flat; total G&A as a percentage of revenue decreased 50 basis points Increases related to the Contessa acquisition, a slowdown in prior year spend related to COVID-19, raises, the addition of resources to support growth and higher recruiting fees were offset by lower incentive compensation costs Total G&A as a percentage of revenue increased 110 bps sequentially The financial results for the three-month periods ended September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Impacted by COVID-19, acquisitions and investments to drive volume growth $ in Millions 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Home Health Segment - Total 70.7 67.400000000000006 68 68.900000000000006 69.3 70 68.099999999999994 68.8 71.2 71.400000000000006 74 75.599999999999994 76.3 75.8 71.316999999999993 78.616 80.504999999999995 79.956999999999994 81.3 82.370999999999995 % of HH Revenue 0.26300000000000001 0.252 0.254 0.255 0.25600000000000001 0.248 0.2397043294614572 0.23300000000000001 0.23400000000000001 0.23 0.23200000000000001 0.24299999999999999 0.24099999999999999 0.25 0.246 0.24099999999999999 0.24399999999999999 0.24299999999999999 0.23300000000000001 0.24299999999999999 Hospice Segment - Total 17.399999999999999 18 18 19 19 20.5 19.899999999999999 21.4 22.9 29 34.799999999999997 35.6 37.799999999999997 38.700000000000003 40.4 47.79 47.884 46.334000000000003 48.4 49.536000000000001 % of HSP Revenue 0.21199999999999999 0.21099999999999999 0.215 0.21 0.19800000000000001 0.20854526958290948 0.20452209660842754 0.20699999999999999 0.21099999999999999 0.21099999999999999 0.219 0.219 0.23 0.22900000000000001 0.22800000000000001 0.23899999999999999 0.23499999999999999 0.24199999999999999 0.253 0.251 Personal Care Segment - Total 2.2000000000000002 2.9 3.3000000000000003 3 3 3.1 3.2 3 3.2 3.1 3.1 3 3 3.3 3.1 3.0150000000000001 2.9809999999999999 3.0830000000000002 3.0830000000000002 2.6219999999999999 % of PC Revenue 0.20599999999999999 0.22800000000000001 0.24399999999999999 0.21 0.219 0.17299999999999999 0.17877094972067042 0.158 0.14899999999999999 0.155 0.14899999999999999 0.14599999999999999 0.14899999999999999 0.17499999999999999 0.17499999999999999 0.16400000000000001 0.17199999999999999 0.182 0.18099999999999999 0.16500000000000001 High Acuity Care Segment - Total 2.2000000000000002 0.22800000000000001 0.24399999999999999 0.21 0.219 3.1 3.2 3 3.2 3.1 3.1 3 3 3.3 3.1 0 0 0 0 3.8210000000000002 % of HAC Revenue 0.20599999999999999 0.22800000000000001 0.24399999999999999 0.21 0.219 0.17299999999999999 0.17877094972067042 0.158 0.14899999999999999 0.155 0.14899999999999999 0.14599999999999999 0.14899999999999999 0.17499999999999999 0.17499999999999999 -% -% -% -% 2.552 Total Corporate Expenses 29 28.9 27.3 28.400000000000002 25.8 29 29.200000000000003 30.2 31.8 35.6 35.700000000000003 35.9 36.6 36.6 36.6 46.247999999999998 42.817 41.448999999999998 38.1 37.700000000000003 % of Total Revenue 0.08 7.9% 7.7% 7.6% 6.8% 7.3% 7.3% 7.2% 7.3% 7.6% 7.2% 7.3% 7.3% 7.5% 7.5% 8.5% 7.8% 7.7% 6.8% 6.8% Total 119.3 117.20000000000002 116.6 119.30000000000001 117.1 122.6 120.4 123.39999999999999 129.1 139.1 147.6 150.1 153.69999999999999 154.4 151.41699999999997 175.66899999999998 174.18700000000001 170.82299999999998 170.88299999999998 175.95 % of Total Revenue 0.33 0.32100000000000001 0.32100000000000001 0.318 0.308 0.308 0.3015276734284999 0.29599999999999999 0.29699999999999999 0.29699999999999999 0.29599999999999999 0.30299999999999999 0.307 0.314 0.312 0.32300000000000001 0.316 0.318 0.307 0.318 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Salary and Benefits 13.8 13.700000000000001 13.9 14.1 13.6 15.6 14.9 16.7 18.2 19.600000000000001 20.6 20.799999999999997 20.9 20 21 28.3 25 23.4 22 22.05 24.2 24.2 25.5 Other 12.4 11.8 11 11.3 9.5 10.199999999999999 11.6 10.199999999999999 10 11.4 11.3 10.9 11.4 12.4 11 13.2 13.2 12.7 11.6 12.808 -4.5999999999999996 -4.2 0.5 Corp. G&A Subtotal 26.200000000000003 25.5 24.9 25.4 23.1 25.799999999999997 26.5 26.9 28.2 31 31.900000000000002 31.699999999999996 32.299999999999997 32.4 32 41.5 38.200000000000003 36.099999999999994 33.6 34.858000000000004 19.600000000000001 20 Non-cash comp 2.8 3.4 2.4 3 2.7 3.2 2.7 3.3 3.6 4.5999999999999996 3.8 4.2 4.3 4.2 4.5999999999999996 4.7 4.5999999999999996 5.3 4.5 2.7549999999999999 Adjusted Corporate G&A 29.000000000000004 28.9 27.299999999999997 28.4 25.8 28.999999999999996 29.2 30.2 31.8 35.6 35.700000000000003 35.9 36.599999999999994 36.6 36.6 46.2 42.800000000000004 41.399999999999991 38.1 37.713000000000008 35.6 36.6 11.400000000000002 12.400000000000002

Operational Excellence: Home Health Cost Per Visit (CPV)-Adjusted

YOY Total CPV impacted by planned wage increases, new hire pay, higher contractor utilization, and higher health insurance costs

Components	3Q'20	2Q'21	3Q'21	YoY Variance	Detail	Initiatives
Salaries	$64.81	$65.02	$67.58	$2.77	YoY increase due to higher fixed new hire pay due to the timing of hires and planned wage increases (new hire pay = $2.06; raises = $1.00) Sequential increase due to the same drivers, partially offset by a lesser impact of planned wage increases and an additional holiday in Q3	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$3.69	$5.10	$4.96	$1.27	YoY increase driven by additional staffing needs due to COVID-19, turnover and growth (4% of visits in 2021 vs 3% in 2020)	Focused efforts on filling positions with full-time clinicians
Benefits	$12.59	$13.18	$13.16	$0.57	YoY increase due to the impact of COVID-19 on health insurance costs (lower utilization in prior year and increased costs in current year due to high-cost claimants)	Focus on cost containment and spend optimization with specific focus on high-cost claims
Transportation & Supplies	$6.85	$6.78	$7.28	$0.43	YoY increase due to higher utilization of wound care related supplies and increase in fuel costs	Focus on vendor pricing and spend optimization
***Visiting Clinician CPV**	**$87.94**	**$90.08**	**$92.98**	**$5.04**		
Clinical Managers	$8.91	$9.31	$9.85	$0.94	Fixed cost associated with non-visiting clinicians YoY increase driven by additional staff and planned wage increases	Unit cost reduced as volume increases
Total CPV	$96.85	$99.39	$102.83	$5.98		

**Note: Direct comparison with industry competitors CPV calculation*



Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$87.94
$90.08
$92.98
3Q20
2Q21
3Q21
Salaries
Contractors
Benefits
Transportation

8

Driving Top Line Growth Home Health total volume, Hospice admissions and ADC, as well as Personal Care billable hours lagging due to prolonged COVID-19 impacts related to Delta variant (staffing challenges, increase in clinician quarantine and unexpected increase in hospice discharge rate) Home Health Total Volume Hospice Growth Personal Care Total Hours / Quarter

Industry Leading Quality Scores Note: Top Competitor Avg weighted by CCN count and includes LHC, Kindred, AFAM, EHC and BKD Metric OCT 19 Release JAN 20 Release APR 20 Release Oct 20 Release Quality of Patient Care 4.28 4.27 4.26 4.33 Entities at 4+ Stars 88% 86% 86% 92% Metric OCT 19 Release JAN 20 Release APR 20 Release Oct 20 Release Patient Satisfaction Star 3.97 3.71 3.79 4.28 Performance Over Industry +6% +6% +6% +7% Quality of Patient Care (QPC) Patient Satisfaction (PS) Amedisys maintains a 4-Star average in the Oct 2020 HHC preview with 92% of our providers (representing 95% of care centers) at 4+ Stars and 61% of our providers (representing 65% of care centers) at 4.5+ Stars 26 Amedisys providers (representing 44 care centers) rated at 5 Stars in the Oct 2020 HHC preview. CMS will hold the Oct 2020 HHC data constant (i.e., freeze the data) until the Jan 2022 HHC release.

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality Hospice Compare HIS and CAHPS reporting currently “frozen” and will resume reporting in Feb 2022

Debt and Liquidity Metrics Net leverage ~1.2x Net debt defined as total debt outstanding ($452.8M) less cash ($65.9M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($312.9M). Liquidity defined as the sum of cash balance and available revolving line of credit. Cash per 9/30/21 10-Q less Provider relief fund advance ($58.5M). Outstanding Debt As of: 9/30/21 Pro Forma for Contessa Adjustments as of 6/30/21 Pro Forma for Contessa Adjustments and Under New Credit Facility as of 6/30/21 42460 Adjustments Pro Forma Adjustments Pro Forma Outstanding Revolver 0 250 250 0 0 450 -New TLA Outstanding Term Loan 450 450 0 450 -450 -term Promissory Notes 0.8 Finance Leases 2 2 0 2 0 - RC #REF! Total Debt Outstanding 452.8 250 702 0 452 -250 -purchase price #REF! Less: Deferred Debt Issuance Costs -4.8 0 -4.8 0 -4.8 -250 =remaining cash Total Debt - Balance Sheet 448 250 697.2 0 447.2 #REF! #REF! Total Debt Outstanding 452.8 250 702 0 452 #REF! Less Cash (4) -65.900000000000006 0 -65.900000000000006 250 184.1 Net Debt (1) 386.9 250 636.1 250 636.1 Leverage Ratio (net) (2) 1.2364972834771493 2.0329178651326303 2.0329178651326303 #REF! #REF! Credit Facility As of: 9/30/21 Pro Forma for Contessa Adjustments as of 6/30/21 Pro Forma for Contessa Adjustments and Under New Credit Facility as of 6/30/21 Term Loan 450 0 450 275 450 #REF! Revolver Size 550 0 550 0 550 #REF! Borrowing Capacity 1,000 0 1,000 275 1,000 #REF! Revolver Size 550 0 550 0 550 Outstanding Revolver 0 -,250 -,250 0 0 #REF! Letters of Credit -30.1 0 -30.1 0 -30.1 #REF! Available Revolver 519.9 -,250 269.89999999999998 30 519.9 38.9 Plus Cash (4) 65.900000000000006 0 65.900000000000006 -,250 -,184.1 1.0x Total Liquidity (3) 585.79999999999995 -,250 335.79999999999995 40.299999999999997 335.79999999999995 386.9 312.89999999999998 1.2364972834771493

Cash Flow Statement Highlights (1) 2020 includes benefits of payroll tax deferral (COVID-19 relief). Total payroll tax deferral of ~$55.4M (half due in December 2021 and half due in December 2022). Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions Q214 Q414 FY14 2Q15 4Q15 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 GAAP Net Income #REF! #REF! #REF! #REF! 12.9 11.4 8.9 15.2 4.53 14.66 -3.71 27.3 33.5 31.5 27.7 31.6 34 34.299999999999997 28 32 35.1 72.411000000000001 45.6 50.3 80.599999999999994 45.2 Changes in working capital #REF! #REF! #REF! 9.6 6.7 5.6 -8.1 -7.3 15.8 -11 -2 2.1 20.100000000000001 17.399999999999999 -25.3 12.6 -17.2 33.799999999999997 -47.5 71.3 -24.83 34.5 -18.3 -9.1 -7 Depreciation and amortization #REF! #REF! #REF! #REF! 1.1000000000000001 1.6 4.4000000000000004 4.54 4.1900000000000004 3.98 3.6 3.1 3.2 3.4 2.9 5.2 4.4000000000000004 6 5.3 6.3 8.2840000000000007 8.8000000000000007 7.6 6.7 7.5 Non-cash compensation, includes 401(k) match expense #REF! #REF! #REF! #REF! #REF! 6.1 6.5 5.74 6.7 6.6 6.1 6.9 7.3 9 7.8 9.1999999999999993 9.6 9.1999999999999993 6.7 7.1230000000000002 7 7.3 6.2 4.4000000000000004 Deferred income taxes #REF! #REF! #REF! #REF! -0.1 1.2 9.4 9.44 -1.86 9.6 34.950000000000003 2.9 6.2 5.8 5.4 3.3 2.6 11.9 -4.3 1.2 -5.3 1.274 -23.8 7.4 15.3 12 Other 0.1 1.1000000000000001 -11.1 1.2 1.9 -0.3 1 2.8 -1.4 -2.9 4.9000000000000004 2.1 5.8 19.8 18.82 -6.2 -0.3 -31.7 -0.3 107278 Cash flow from operations #REF! #REF! #REF! #REF! 27.6 20.400000000000002 25.5 27.14 7.51 38.89 32.220000000000006 40.299999999999997 50.70000000000001 68.5 63.999999999999986 20.100000000000005 59.300000000000004 47.5 75.199999999999989 6 133.9 83.081999999999994 65.899999999999991 53.999999999999993 68 61.800000000000004 70000 177278 Capital expenditures - routine #REF! #REF! #REF! #REF! #REF! 5.5 5.9 -2.4 -1.4 -0.3 -1.2 -1.3 -0.1 -3.2 -0.8 -1.2 -0.3 -1.2 -1 -1.2 -0.3 -1.2 -2.4 -1.6 -1 -2.2000000000000002 Required debt repayments #REF! #REF! #REF! #REF! #REF! 6.4 5.6 -1.3 -1.3 -1.6 -1.3 -2.8 0 -0.6 -0.4 -0.6 -1.7 -1.5 -1.8 -1.6 -3.1 -2.7 -2.9 -2.7 -2.7 -0.5 Free cash flow #REF! #REF! #REF! #REF! -0.9 0 0 23.44 4.8099999999999996 36.99 29.720000000000006 36.200000000000003 50.600000000000009 64.7 62.79999999999999 18.300000000000004 57.300000000000004 44.8 72.399999999999991 3.1999999999999997 130.5 79.181999999999988 60.599999999999994 49.699999999999989 64.3 59.1 Capital Deployment Acquisitions -63.3 -3.7 -4.0999999999999996 -4.0999999999999996 -20 0 -9.6 -2.2999999999999998 -1.8 0 -5.2 -,327.9 -17.5 0 0 -69.3 -,230.4 0 0.8 0 -2.5 -,262.39999999999998 Share Repurchases -4.5999999999999996 0 0 0 0 0 0 0 -,181.4 0 0 0 0 0 0 0 0 0 0 -72.900000000000006 -1.2 -10.805 Total -67.899999999999991 -3.7 -4.0999999999999996 -4.0999999999999996 -20 0 -9.6 -2.2999999999999998 -183.20000000000002 0 -5.2 #REF! #REF! 0 0 -69.3 -,230.4 0 0.8 -72.900000000000006 -3.7 -,273.20499999999998 Cash Adjustments #REF! #REF! #REF! -6.3 -3.9 -1.8 -4.9000000000000004 -1.9 -27.4 -18.5 -0.1 -48 -94.1 -160.79999999999998 -303.10000000000002 -606.1 -1164.1999999999998 -2234.2999999999997 -4307.7999999999993 -8312.4999999999982 -16018.899999999998 -30873.599999999991 -59512.899999999987 -114717.99999999997 -221123.49999999994 -426228.09999999986 #REF! #REF! #REF! 29.8 32.6 23.100000000000005 23.9 36.78 -57.78 55.480000000000004 40.140000000000008 19.800000000000011 -359.29999999999995 -31.399999999999977 -187.90000000000003 #REF! #REF! -2144.6999999999998 -4162.9999999999991 -8444.6999999999989 -16218.699999999997 -30715.23599999999 -59390.099999999984 -114764.39999999997 -221002.29999999993 -426656.30999999988 DOJ settlement -35 Changes in working capital #REF! #REF! #REF! 12.8 -12.6 -28 -7.9 -14.4 16.8 -20 -18 -35.6 -56.8 -130.39999999999998 -240.79999999999998 -463.59999999999997 -891.59999999999991 -1726.3999999999999 -3322.3999999999996 -6403.9999999999991 -12344.399999999998 -23797.199999999997 -45867.999999999993 -88413.599999999977 -170423.19999999995 -328501.99999999988 Cash Flow from Operations #REF! #REF! #REF! #REF! #REF! -4.899999999999995 15.999999999999998 22.380000000000003 -40.980000000000004 35.480000000000004 22.140000000000008 -15.79999999999999 -416.09999999999997 -161.79999999999995 -428.70000000000005 #REF! #REF! -3871.0999999999995 -7485.3999999999987 -14848.699999999997 -28563.099999999995 -54512.435999999987 -105258.09999999998 -203177.99999999994 -391425.49999999988 -755158.30999999982 Capital expenditures - routine #REF! #REF! #REF! -4.0999999999999996 -2.6 -1.6 -0.1 -2.4 -1.4 -0.3 -1.2 -5.3 -8.1999999999999993 -15 -29.7 -58.2 -111.1 -214 -413 -796.3 -1534.4 -2957.7 -5701.4 -10989.8 -21183.3 -40832.199999999997 Required debt repayments #REF! #REF! #REF! #REF! 0 -1.3 -1.3 -1.3 -1.3 -1.6 -1.3 -5.5 -9.6999999999999993 -18.100000000000001 -34.6 -67.900000000000006 -130.30000000000001 -250.90000000000003 -483.70000000000005 -932.80000000000007 -1797.7000000000003 -3465.1000000000004 -6679.3000000000011 -12874.900000000001 -24817.000000000004 -47836.3 Free cash flow #REF! #REF! #REF! #REF! #REF! -7.7999999999999945 14.599999999999998 18.680000000000003 -43.68 33.580000000000005 19.640000000000008 -26.599999999999991 -433.99999999999994 -194.89999999999995 -493.00000000000006 #REF! #REF! -4335.9999999999991 -8382.0999999999985 -16577.799999999996 -31895.199999999997 -60935.235999999983 -117638.79999999997 -227042.69999999992 -437425.79999999987 -843826.80999999982 Capital Deployment Acquisitions -63.3 -3.7 -4.0999999999999996 -4.0999999999999996 -20 0 -9.6 -33.700000000000003 -63.300000000000004 -106.60000000000001 -213.20000000000002 -416.80000000000007 -799.90000000000009 -1536.5000000000002 -2966.4000000000005 -5719.6000000000013 -11022.400000000001 -21244.9 -40953.300000000003 -78940.200000000012 -152160.80000000002 -293299.20000000007 Share Repurchases -4.5999999999999996 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Total -67.899999999999991 -3.7 -4.0999999999999996 -4.0999999999999996 -20 0 -9.6 -33.700000000000003 -63.300000000000004 -106.60000000000001 -213.20000000000002 -416.80000000000007 -799.90000000000009 -1536.5000000000002 -2966.4000000000005 -5719.6000000000013 -11022.400000000001 -21244.9 -40953.300000000003 -78940.200000000012 -152160.80000000002 -293299.20000000007

Income Statement Adjustments (1) The financial results for the three-month periods ended September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Other (income) expense, net includes ~$31.1 million gain on Medalogix equity method investment for the three-month period ended June 30, 2021. $000s Income Statement Line Item Q414 2Q15 3Q15 4Q15 1Q16 2Q16 2Q17 3Q17 2Q18 3Q20 4Q20 1Q21 2Q21 3Q21 Revenue Contingency accrual Net Service Revenue $0 $0 $0 $-6,541 $0 Other Operating Income CARES Act & State COVID-19 grants Other Operating Income -4,812 -6,780 -8,701 -4,603 4 Cost of Service COVID-19 costs Cost of Service, Excluding Depreciation & Amortization 4389 6568 8480 4464 3513 ` Severance - reduction in staffing levels Cost of Service, Excluding Depreciation & Amortization -550 0 0 0 0 G&A Acquisition and integration costs G&A, Salaries and benefits 1267 507 196 510 1071 Severance - reduction in staffing levels G&A, Salaries and benefits 0 0 0 0 0 COVID-19 costs G&A, Salaries and benefits 44 45 25 9 60 Acquisition and integration costs G&A, Other 1046 1202 183 294 440 2359 727 1003 1783 1686 COVID-19 costs G&A, Other 278 132 192 151 139 Pre-acquisition legal settlement G&A, Other 0 0 0 1825 0 Other Items Asset impairment (acquired names) Asset impairment 0 4152 0 0 0 Interest component of certain items Interest expense 558 464 517 469 451 Other (income) expense, net (2) Total other (expense) income, net -3945 -1563 436 70 -1692 -115 -1635 -39 0 0 ,-31,077 -66 Total -214 3748 2996 -2503 2614 447 27732 -586 -652 $3,494 $5,815 $1,712 $,-33,010 $6,858 EPS Impact -0.01 0.12 9.1387688013335661E-2 0.02 0.14000000000000001 0.1 0.49 0.13 $0.02 $0.08 $0.13 $0.04 $-0.74 $0.17

2021 Guidance

Amedisys 2021 Updated Guidance

Updated Revenue, EBITDA and EPS guidance ranges for FY 2021 reflect COVID impact and include Contessa and VNA acquisitions

($M except for EPS)	AMED Core Performance	Impact of Contessa and VNA	Updated AMED Guidance Post Q2	Updated AMED Guidance Post Q3
Adjusted Revenue	**$2,230 - $2,245**	$11 - $14	**$2,241 - $2,259**	**$2,200 - $2,205**
Adjusted EBITDA	**$315 - $320**	($14) – ($12)	**$301 - $308**	**$296 - $298**
Adjusted EPS	**$6.37 - $6.49**	($0.34) – ($0.31)	**$6.03 - $6.18**	**$5.88 - $5.93**

Guidance Disclaimer

COVID-19 has impacted the operating metrics typically used to forecast both growth and cost assumptions for both core Amedisys and Contessa. We are basing our guidance on our current operating environment. COVID-19 continues to evolve in both the disease itself as well as disruptions to the healthcare systems and the economy. Any future regulations or government interventions, spike in clinicians and BD staff on quarantine, staffing shortages due to current and proposed federal, state and local vaccine mandates, reduction in elective procedures, change in patient behavior and further decline in senior living occupancy could impact our ability to achieve this guidance.

Note:

- Adjusted numbers are ex-CARES Act funds

16

Environmental, Social, Governance (E.S.G.) Considerations

Environmental, Social, Governance (E.S.G.) Considerations Sustainable, high-quality, patient focused, home-based care model Environmental, Social, Governance Environmental Amedisys is dedicated to the sustainability of our business and the communities in which we serve Environmental health has a strong correlation with physical health A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.33 Stars) The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice and personal care patients during a difficult time Governance Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level Our Board of Directors operates several sub-committees including: Quality Committee Compliance Committee Audit Committee Compensation Committee Nominating & Corporate Governance Committee Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations